EXHIBIT 99.1
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                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Landauer, Inc. (the "Company") on Form 10-K for the year ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brent A. Latta, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                            /s/   Brent A. Latta
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                            Brent A. Latta
                            Chief Executive Officer
                            December 30, 2002